UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 22, 2008

Deluxe Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3680 Victoria St. N., Shoreview, Minnesota		55126
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-483-7111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Furnished as Exhibit 99.1 is a press release of Deluxe Corporation reporting results from third quarter 2008.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2008, the Board of Directors of Deluxe Corporation (the "Company") approved certain amendments to Article II of the Company’s Bylaws, which amendments are summarized below.

Sections 1(c) and 1(d) – Amended to clarify the advance notice requirements applicable to shareholder nominations and proposals to be presented at annual shareholder meetings. Under these provisions, shareholders planning to nominate directors or submit proposals for consideration at the annual meeting must provide notice to the Company’s chief executive officer or secretary at least 120 days prior to the first anniversary of the preceding year’s annual meeting, unless the shareholder is seeking inclusion of the nomination or proposal in the Company’s proxy materials, in which case the deadline for submitting the nomination or proposal is the date specified by Rule 14a-8 under the Securities Exchange Act.

Section 1(e) – A new provision specifying the information that must be furnished by a shareholder who gives timely notice of their intention to nominate a director or submit any other proposal for consideration at a meeting of the Company’s shareholders. The information to be provided as part of the required notice includes, among other things, the following: a brief description of, and reasons for conducting, the business desired to be brought before the meeting; the proposing shareholder’s name and address, and the name and address of any other holder of record of such shareholder’s shares; the class and number of shares owned (beneficially and of record) by the shareholder; a description of any agreements or arrangements the shareholder has with affiliates or third parties concerning the nomination or proposal; a description or any agreements or arrangements intended to effect a hedge or temporary ownership position in the Company’s stock, such as derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares; a representation that the shareholder is entitled to vote at the meeting and intends to attend the meeting to present the nomination or proposal; and a representation as to whether the shareholder intends to solicit proxies in support of the nomination or proposal.

Section 3 – Amended to clarify that the disclosures required by Section 1(e) also apply to matters intended to be brought before a special meeting of the Company’s shareholders.

The preceding summary of the amendments is qualified in its entirety by reference to the Company’s Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.2 Bylaws of Deluxe Corporation, as amended October 22, 2008.

99.1 Press Release, dated October 23, 2008, of Deluxe Corporation reporting results from third quarter 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deluxe Corporation

October 23, 2008	By:	Anthony C. Scarfone

Name: Anthony C. Scarfone
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.2	Bylaws of Deluxe Corporation, as amended October 22, 2008
99.1	Press Release, dated October 23, 2008, of Deluxe Corporation reporting results from third quarter 2008